Execution Copy

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 7, 2005, by and among Clearant, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act.

B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”), set forth below such Purchaser’s name on the signature page hereto (which aggregate amount for all Purchasers together shall be $12,000,000 (the “Aggregate Purchase Price”) for which the Purchasers shall receive that number of shares of Common Stock (collectively referred to herein as the “Shares”) equal to the Aggregate Purchase Price divided by $3.18 (80% of the volume weighted average price for the 45 Trading Day period immediately preceding the date hereof), and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”) to acquire up to that number of additional shares of Common Stock equal to 45% of the number of Shares (as exercised, collectively, the “Warrant Shares”).

C. The Shares, the Warrants and the Warrant Shares issued pursuant to this Agreement are collectively referred to herein as the “Securities”.

D. The Company has engaged Piper Jaffray & Co. as its placement agent (the “Placement Agent”) for the offering of the Securities on a “best efforts” basis.

E. Contemporaneous with the sale of the Shares and the Warrants, the parties hereto will enter into a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights under the Securities Act and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, the Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means a day, other than a Saturday, Sunday or federal holiday.

“Buy-In” has the meaning set forth in Section 4.1(c).

“Buy-In Price” has the meaning set forth in Section 4.1(c).

“Cash Placement Agent Fees” has the meaning set forth in Section 3.1(w).

“Closing” means the closing of the purchase and sale of the Shares and the Warrants pursuant to this Agreement.

“Closing Date” means the date of the Closing, and shall be as soon as practicable and no later than the second Business Day after the execution of this Agreement (or such other date and time as is mutually agreed to by the Company and each Purchaser).

"Commission” means the United States Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or the Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company’s Knowledge” means the actual knowledge of the executive officers of the Company.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“Evaluation Date” has the meaning set forth in Section 3.1(v).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principals as applied by the Company.

“Indemnified Person” has the meaning set forth in Section 4.7(b).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(r).

“Lien” means any lien, charge, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Losses” has the meaning set forth in Section 4.7(a).

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiary, taken as a whole, or (iii) a material and adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document.

“Material Contract” means any contract of the Company that was filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(p).

“Outside Date” means November 11, 2005.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prohibited Transaction” has the meaning set forth in Section 3.2(g).

“Purchaser Party” has the meaning set forth in Section 4.7.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Shares” means the shares of Common Stock being purchased by the Purchasers hereunder.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 3b-3 of the Exchange Act and Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.

“Subsidiary” means Clearant Licensing, Inc, a Delaware corporation.

“Trading Affiliate” has the meaning set forth in Section 3.2(g).

“Trading Day” means a day on which the Common Stock is listed or quoted on any Trading Market; provided, that in the event that the Common Stock is not listed or quoted on any Trading Market, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Registration Rights Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder and incorporated herein.

“Transfer Agent” means American Stock Transfer & Trust Company or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Warrants” has the meaning set forth in the Preamble to this Agreement. The Placement Agent and/or its designees are also receiving placement agent warrants as compensation for services rendered in connection with the transactions set forth herein, which warrants shall also constitute “Warrants” for all purposes hereunder.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares and Warrants set forth opposite such Purchaser’s name on the signature pages attached hereto in exchange for the Aggregate Purchase Price. The Closing shall take place at the offices of the Company on the Closing Date or at such other location or time as the parties may agree.

2.2 Closing Deliveries. (a) On the Closing Date, the Company shall issue, deliver or cause to be delivered to each Purchaser the following:

(i) This Agreement, duly executed by the Company;

(ii) One or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Shares equal to the number set forth below such Purchaser’s name on the signature pages hereto under the heading “Number of Shares”, registered in the name of such Purchaser;

(iii) Warrants, executed by the Company and registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares set forth below such Purchaser’s name on the signature pages hereto under the heading “Number of Warrants”;

(iv) a legal opinion of counsel to the Company, in the form of Exhibit E attached hereto, executed by such counsel and addressed to the Purchasers and the Placement Agent;

(v) the Registration Rights Agreement, duly executed by the Company;

(vi) duly executed Transfer Agent Instructions acknowledged in writing by the Company’s transfer agent.

(vii) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and by-laws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) This Agreement, duly executed by such Purchaser;

(ii) The purchase price set forth below such Purchaser’s name on the signature pages hereto under the heading “Aggregate Purchase Price”, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose, as set forth on Schedule I annexed hereto;

(iii) the Registration Rights Agreement, duly executed by such Purchaser; and

(iv) a fully completed and duly executed Stock Certificate Questionnaire, Registration Statement Questionnaire and Purchaser Certificate in the forms attached hereto as Exhibits C-1, C-2, and C-3.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers and to the Placement Agent that, except as set forth in the Schedules delivered herewith:

(a) Subsidiaries. Other than the Subsidiary, none of the Company’s subsidiaries is a “significant subsidiary” as such term is defined in Rule 1-02 of Regulation S-X of the Securities Act. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of the Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and the Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary or appropriate, except where the failure to be so qualified or in good standing, as the case may be, individually or in the aggregate, have not and could not reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company, its Board of Directors or its stockholders. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby or thereby do not and will not (i) conflict with or violate any provision of the Company’s or the Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets, or by which any property or asset of the Company or the Subsidiary is bound or affected, except to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to each applicable Trading Market for the issuance and sale of the Shares and the Warrants and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Sections 4.5 and 4.6 and (vi) those that have been made or obtained prior to the date of this Agreement.

(f) Issuance of the Securities. The Shares and the Warrant Shares are duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchasers, the Shares and the Warrant Shares will be issued in compliance with all applicable federal and state securities laws. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(g) Capitalization. Except as set forth in Schedule 3.1(g): the aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is specified in the SEC Reports. Except as specified in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents; except as specified in the SEC Reports, the Company has not issued any other options, warrants or scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock; except as specified in the SEC Reports, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company; except for customary adjustments as a result of stock dividends, stock splits, combination of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities; the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

(h) SEC Reports. Common stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since April 1, 2005 (the foregoing materials being collectively referred to herein as the “SEC Reports” and together with this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents) that requires the filing of a Form 8-K after the Closing. As of their respective dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to he extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(j) Tax Matters. Each of the Company and the Subsidiary (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all material taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for such claim. The Company has not waived or extended any statute of limitations at the request of any taxing authority. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity and the Company is not presently undergoing any audit by a taxing authority.

(k) Material Changes. Since the date of the most recent Quarterly Report on Form 10-Q, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect on the Company’s financial statements or results of operations as so reported, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, the manner in which it keeps its accounting books and records, or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or stock purchase plans disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any contract under which the Company, any subsidiary thereof, or any of their assets is bound or subject. The Company does not have pending before the Commission any request for confidential treatment of information.

(l) Environmental Matters. To the Company’s Knowledge, the Company or the Subsidiary (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

(m) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, has had or could reasonably be expected to have a Material Adverse Effect.

(n) Employment Matters. To the Company’s Knowledge, each of the Company and the Subsidiary is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the Subsidiary is a party to any collective bargaining agreement. Each of the Company and the Subsidiary believes that their overall relations with their employees are satisfactory. No executive officer of the Company or the Subsidiary (as defined in Rule 501(f) of the Securities Act) has notified the Company or the Subsidiary that such officer intends to leave the Company or the Subsidiary or otherwise terminate such officer’s employment with the Company or the Subsidiary.

(o) Compliance. Neither the Company nor the Subsidiary, except in each case as, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or the Subsidiary under), nor has the Company or the Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) to the Company’s Knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority applicable to the Company.

(p) Regulatory Permits. To the Company’s Knowledge, the Company and the Subsidiary possess all certificates, authorizations and permits issued by the federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Material Permit.

(q) Title to Assets. Each of the Company and the Subsidiary have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiary, in each case free and clear of all Liens, except for Liens that do not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases of which the Company and the are in material compliance.

(r) Patents and Trademarks. To the Company’s Knowledge, the Company and the Subsidiary own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted; except as set forth in the SEC Reports and except where such violations or infringements would not reasonably be expected to result in a Material Adverse Effect, (a) to the Company’s Knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company and its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim. Except as set forth in Schedule 3.1(r): all of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s business as currently conducted to which the Company or the Subsidiary is a party or by which any of their respective assets are bound (other than generally commercially available, non-custom, off the shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements’) are valid and binding obligations of the Company or the Subsidiary, as the case may be and, to the Company’s knowledge, the other parties thereto, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under such License Agreement.

(s) Insurance. The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the Subsidiary are engaged. To the Company’s Knowledge, it will be able to renew existing insurance coverage for the Company and the Subsidiary as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports made on or prior to the date hereof, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or the Subsidiary or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(u) Sarbanes Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(v) Accounting Controls. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w) Certain Fees. Except for the cash commission to be paid (the “Cash Placement Agent Fees”) and Warrants to be issued to the Placement Agent pursuant to the terms of the Placement Agent Agreement, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

(x) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Shares and Warrant Shares by the Company to the Purchasers under the Transaction Documents. The Company is eligible to register the Shares and the Warrant Shares for resale by the Purchasers using Form S-1 promulgated under the Securities Act. The Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or waived. The Company’s Common Stock is registered pursuant to Section 15(d) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(y) No Directed Selling Efforts or General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(z) No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, at any time within the past six months made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market.

(aa) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, since April 1, 2005, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is in compliance in all material respects with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted.

(bb) Investment Company. Neither the Company nor the Subsidiary is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(cc) Questionable Payments. Neither the Company nor the Subsidiary, nor, to the Company’s Knowledge, directors, officers, employees, agents or other Persons acting on behalf of the Company or the Subsidiary has, in the course of its actions for, or on behalf of, the Company: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees from corporate funds; (c) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(dd) Application of Takeover Protections. Except as described in the SEC Reports, there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(ee) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Purchaser or its respective agents or counsel with any information that constitutes or might constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. To the Company’s Knowledge, no event or circumstance has occurred or information exists with respect to the Company nor the Subsidiary or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company and the Placement Agent as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities and, upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares or Warrant Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement, plan or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. Such Purchaser acknowledges that it reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information) about the Company and the Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f) Residency. Such Purchaser has, if an entity, its principal place of business or, if an individual, its primary residence in the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

(g) Prohibited Trading Activities. Since the earlier to occur of (1) the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding an investment in the Company and (2) the 10th Trading Day prior to the date of this Agreement, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) (each, a “Prohibited Transaction”). Such Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction or in any financial transaction that in any way changes the Purchaser’s or its Trading Affiliates’ economic position in the Company during the period from the date hereof until the earlier to occur of (i) the Effectiveness Deadline or (ii) the Effectiveness Date. Each Purchaser agrees that it will not use any of the Shares or Warrant Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. Each Purchaser acknowledges that it is aware that the Commission has published its position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act.

(h) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i) Limited Ownership. The purchase by such Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

(j) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

The Company acknowledges and agrees that no Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 (a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, pursuant to Rule 144(k) or in connection with a pledge as contemplated in Section 4.1(b), except as otherwise provided herein, the transferor will provide to the Company an opinion of counsel selected by the transferor, which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Company and its legal counsel, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee agrees to the terms and conditions of the Securities, certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) Legends. Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the legended Securities, in compliance with applicable securities laws, pursuant to a bona fide margin agreement in connection with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge but Purchaser’s transferee shall promptly notify the Company of the pledge. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. Provided that the Company is in compliance with the terms of this Section 4.1(b), the Company’s indemnification obligations pursuant to this Agreement shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(b).

(c) Removal of Legends. The Company agrees to reissue certificates representing any of the Shares or Warrant Shares, without the legend set forth above (i) while a registration statement (including the Registration Statement) covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible for sale under Rule 144(k) (to the extent that the applicable Purchaser provides a certification or legal opinion to the Company to that effect), or (iv) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Commission). The Company shall cause its counsel to issue the legal opinion referred to in the Transfer Agent Instructions to the Company’s transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Trading Days following the delivery to the Transfer Agent with notice to the Company of a legended certificate representing such Securities and a reasonably acceptable opinion of counsel to the extent required by Section 4.1(a), reissue a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

(d) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell the Shares, the Warrant Shares or any interest therein without complying with the requirements of the Securities Act. While the above-referenced registration statement remains effective, each Purchaser hereunder may sell the shares in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements. To provide further assurance in connection with de-legending, each Purchaser hereunder commits that it will continue to hold the shares in its own name, and not in the name of a nominee, until such time as the shares are duly and properly sold in compliance with all relevant securities laws. Both the Company and its transfer agent, and their respective directors, officers, employees and agents, may rely on this subsection (d) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.

(e) Buy-In. If within three (3) Trading Days after the Company’s receipt of a legended certificate representing such Securities the Company shall fail to issue and deliver to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends, and if on or after such Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock that the Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Purchaser’s request and in the Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the closing bid price on the date of delivery of such legended certificate.

4.2 Reservation of Common Stock. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

4.3 Furnishing of Information. As long as any Purchaser owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.4 No Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.5 Subsequent Registrations. Other than pursuant to the Registration Statement, prior to the date occurring sixty (60) days after the Effective Date, the Company shall not file any registration statement (other than on Form S-4 or S-8) with the Commission with respect to any securities of the Company, except to the extent the Company becomes eligible to use Form S-3 and converts the Registration Statement to a Form S-3.

4.6 Securities Laws Disclosure; Publicity. By 9:30 a.m. (New York City time) on the Trading Day immediately following execution of this Agreement, the Company shall issue a press release reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby. No later than the fourth trading day following the Closing Date, the Company will file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this agreement and the form of Warrant, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers promptly after filing. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall promptly provide the Purchasers with prior notice of such disclosure.

4.7 Indemnification.

(a) Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to any material misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. If and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such losses permissible under applicable law.

(b) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.7(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditions, but if settled without such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any Losses by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.8 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide or has provided any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than (i) the contemplated Transaction Documents and the transactions contemplated thereby and (ii) certain financial information related to the Company, in exchange for the receipt of which, such Purchaser has entered into a written agreement regarding the confidentiality and use of such information ), unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.9 Listing of Securities. Promptly following the date hereof, the Company shall take all necessary action to cause the Shares, the Warrant Shares and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants to be approved for inclusion in the Trading Market. In furtherance thereof, as soon as practicable after the Effectiveness Date, the Company shall use its commercially reasonable efforts to take such actions as may be necessary to file with the American Stock Exchange an application or other document required by the American Stock Exchange and pay all applicable fees for the listing of the Shares, the Warrant Shares and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the American Stock Exchange and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations applicable to issuers whose securities are listed on such market.

4.10 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes and not to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding Action.

4.11 Limitation on Acquisition of Shares. On and after the Closing Date and for so long as any Warrant remains outstanding, no Purchaser will acquire securities of the Company such that it becomes the beneficial owner (as defined under Section 13 of the Exchange Act) of more than 9.99% of the outstanding shares of Common Stock.

ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Securities at the Closing is subject to the fulfillment to such Purchase’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3.1 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date;

(b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, and all of which shall be and remain so long as necessary in full force and effect;

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(f) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

(g) Company Deliverables. The Company shall have delivered the items set forth in Section 2.2(a); and

(h) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (c), (d), (e) and (f).

5.2 Conditions Precedent to the Obligations of the Company to sell Securities. The Company’s obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date;

(b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing;

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(d) Purchasers Deliverables. Each Purchaser shall have delivered the items set forth in Section 2.2(b).

ARTICLE VI.

MISCELLANEOUS

6.1 Fees and Expenses. The Company shall reimburse (i) the Placement Agent for the reasonable fees and expenses of Placement Agent Counsel in connection with the transactions contemplated by this Agreement up to $50,000, which fees shall include, without limitation, the fees and expenses associated with the negotiation, preparation and execution and delivery of this Agreement and the other Transaction Documents and any amendments, modifications or waivers thereto; and (ii) Fort Mason Capital LLC and its affiliates for their fees and expenses incurred in connection herewith (including, but not limited to, legal fees and due diligence expenses), in an amount not to exceed $20,000 in the aggregate. Except as set forth above, the Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities. Each party acknowledges that Lowenstein Sandler PC has rendered legal advice to the Placement Agent, and not to such party in connection with the transactions contemplated hereby, and that such party has relied for such matters on the advice of its own respective counsel.

6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto which are incorporated herein by reference, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile, email (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m. (Pacific time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (Pacific time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person. Copies of any notices or other communications or deliveries to the Company shall be sent to:

Clearant, Inc.
11111 Santa Monica Boulevard, Suite 650
Los Angeles, California 90025
Facsimile No.: (310) 479-2959
Attention: Andrew Jacobson

with a copy (for informational purposes only) to:

Greenberg Traurig, LLP
2450 Colorado Avenue, Suite 400 East
Santa Monica, California 90404
Facsimile No. (310) 586-0286
Attention: John C. Kirkland

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Shares.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with this Agreement and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.7 and may enforce the provisions of such Section directly against the parties with obligations thereunder .

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

6.16 Termination. This Agreement may be terminated and the sale and purchase of the Shares and the Warrants abandoned at any time prior to the Closing by either the Company or any

Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m. (Pacific time) on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CLEARANT, INC.

By:

Name:

Title:

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of November 7, 2005 (the “Purchase Agreement”) by and among Clearant, Inc. and the Purchasers (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

NAME OF PURCHASER:

By:
Name:
Title:

ADDRESS FOR NOTICE:

c/o:

Street:

City/State/Zip:

Attention:

Telephone No.:

Facsimile No.:

AGGREGATE PURCHASE PRICE: $

NUMBER OF SHARES:

NUMBER OF WARRANTS:

Exhibit A

FORM OF WARRANT

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

Exhibit C

INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire

Securities Purchase Agreement)

A. Complete the following items in the Securities Purchase Agreement:

1. Complete and execute the Purchaser Signature Page. The Agreement must be executed by an individual authorized to bind the Purchaser.

2. Exhibit C-1 — Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;

3. Exhibit C-2 — Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4. Exhibit C-3 — Purchaser Certificate:

Provide the information requested by the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers.

5. Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits C-1 through C-3, to:

Greenberg Traurig, LLP
2450 Colorado Avenue
Suite 400 East
Santa Monica, California 90404
Attn: John C. Kirkland
Facsimile No.: (310) 586-0286

6. After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits C-1 through C-3 to:

Greenberg Traurig, LLP
2450 Colorado Avenue
Suite 400 East
Santa Monica, California 90404
Attn: John C. Kirkland
Facsimile No.: (310) 586-0286

B.	Wire to the following account, immediately available funds in an amount equal to the Aggregate Purchase Price set forth on the signature page to the Securities Purchase Agreement.

Wire to:

City National Bank

1950 Avenue of the Stars

Los Angeles, CA 90067

ABA# 122016066

Swift Code: CINAUF6L (International Use)

Attn: Iesha Kirby

FOR CREDIT TO: GREENBERG TRAURIG TRUST ACCOUNT
ACCOUNT NUMBER: 101438643
REFERENCE: CLIENT NAME:	Clearant, Inc.
FILE NUMBER:	74745.010000
ATTORNEY NAME:	John C. Kirkland

Exhibit C-1

Clearant, Inc.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Shares and the Warrants are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Shares and the Warrants and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit C-2

Clearant, Inc.

Registration Statement Questionnaire

1. Your identity and background as the Beneficial Holder of Common Stock and Warrants

1.1	(a)	Your full legal name:

1.2	(b)Citizenship:

1.3	(c)	Social Security No. or Taxpayer ID No.:

(d) Your address, telephone number, facsimile number and email address:

Address:

Telephone No.:

Fax No.:

Email Address:

Contact Person:

1.4	Full legal name of person through which you hold the Shares and Warrants only if different than as set forth in Item 1(a) above (i.e. name of your broker or the DTC participant, if applicable, through which your shares of Common Stock are held):

Name of broker:

DTC No.:

Contact Person:

Telephone No.:

2. Your Relationship with the Company

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes

No

(b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3. Your interest in the Common Stock and Warrants

(a) State the total number of shares (identifying separately those number of shares of Common Stock underlying the Warrants) you expect to purchase in connection with the proposed sale of Common Stock and Warrants by the Company:

(b) Do you beneficially own1 any securities of the Company other than the securities you will receive in connection with the proposed sale of Common Stock and Warrants by the Company?

Yes

No

(c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount or number of shares of such other securities of the Company beneficially owned by you:

Type:

Aggregate Amount/Number of Shares:

CUSIP No(s).:

Holder of record:

Note: List separately shares held of record jointly with another person, in a fiduciary capacity or in a name other than your own. Attach additional sheets and itemize, if necessary.

(d) Do you have both sole voting power and sole investment power with respect to all the shares to be purchased in the proposed sale of Common Stock and Warrants by the Company and any shares already beneficially owned by you?

Yes

No

(e) If your answer to Item 3(d) above is no, provide information in the space below with respect to why you do not have sole voting power and sole investment power, including the number of shares as to which you do not have sole voting or investment power.

(f) Do you wish to disclaim beneficial ownership of any of the shares of Common Stock and Warrants (either to be purchased in the proposed offering or currently owned) that are described above?

Yes

No

(g) If your answer to Item 3(f) is yes, provide information in the space below with respect to why you wish to disclaim beneficial ownership, including the number of shares as to which beneficial ownership is disclaimed.

(h) Do you have the right to acquire beneficial ownership of any shares of Common Stock within 60 days?

Yes

No

(i) If your answer to Item 3(h) is yes, state the number of shares as to which you have the right to acquire beneficial ownership within 60 days in the space provided below and describe the date and circumstances under which you have any such right of acquisition.

(j) At the time of your receipt of the Common Stock and Warrants upon the completion of the proposed sale of Common Stock and Warrants, will you have any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock and Warrants?

Yes

No

(k) If your response to Item 3(j) above is yes, please describe such agreements or understandings:

4. Beneficial Ownership

(a) Is the beneficial holder of the Common Stock and Warrants (whether now held or to be purchased) an SEC-reporting company?

Yes

No

(b) If your answer to Item 4(a) above is no, name the natural person(s) who exercise voting or investment control over the Common Stock and Warrants (whether now held or to be purchased) and give their current titles and describe the relationship of such individuals to the beneficial owner, including their relationships with any intermediate entities, naming such entities:

Name(s) of Natural Person(s) and Title(s):

Section 2

5. NASD Affiliates and Associates

(a) Are you a member of The National Association of Securities Dealers, Inc. (“NASD”) or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

(b) Are any of your affiliates or any member of your immediate family2 a member of the NASD or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

(c) If your response to Item 5(a) and 5(b) above is no, are you, any of your affiliates or any member of your immediate family an “affiliate” of a member of the NASD or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

NOTE: For the purposes of this Item 5(c), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such NASD member or broker-dealer, but excludes any individuals who are merely employed by such NASD member or broker-dealer or its affiliates.

(d) If your response to Item 5(a) and 5(b) above is no, are you, any of your affiliates or any member of your immediate family an “associate” of an NASD member or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes

No

NOTE: For the purposes of this Item 5(d), an “associate” of an NASD member or a registered broker-dealer shall include any sole proprietor, partner, officer, director or branch manager of such NASD member or registered broker-dealer, any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who, directly or indirectly, controls or is controlled by such NASD member or registered broker-dealer (including, for example, as an employee thereof), whether or not such person is registered or exempt from registration with the NASD.

(e) If your response to Item 5(d) above is yes, describe the nature of the relationship between you and each broker-dealer or broker-dealer associate.

(f) Do you or any of your affiliates own stock or other securities of any NASD member or registered broker-dealer or any affiliate thereof?

Yes

No

(g) If your response to Item 5(f) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or affiliate and the percentage ownership).

(h) Have you or any of your affiliates made any subordinated loan to any NASD member or registered broker-dealer?

Yes

No

(i) If your response to Item 5(h) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or affiliate, the amount of the loan and interest payable, and applicable dates)

(j) Please identify any of the following relationships you have with any NASD member:

Advisor
Officer
Director
Trustee
Founder
Registered Representative
5% Stockholder
Employee
Immediate Family
Broker/Dealer
Promoter
Consultant
Finder
Bridge Lender
General Partner
Limited Partner
Equity Purchaser
Client or Customer
Subordinated Debt Holder
Other
? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

(k) If you identified any of the relationships referred to in Item 5(j), please describe in detail the nature of any such relationship and the NASD member.

(l) Do you have any oral and/or written agreements with any NASD member or registered broker-dealer or any person associated with such NASD member or registered broker-dealer concerning the disposition of your securities of the Company?

Yes

No

(m) If your response to Item 5(l) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or associate), and attach copies of any written agreements or correspondence describing such arrangement.

Certain legal consequences arise from being named as a Selling Shareholder in a Registration Statement and the related prospectus. Accordingly, beneficial owners of Common Stock and Warrants are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Shareholder in the Registration Statement and the related prospectus.

The undersigned acknowledges its obligation to comply with the provisions of the Securities Exchange Act of 1934 and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Common Stock pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:
“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

Upon any sale of Common Stock pursuant to the Registration Statement, the Selling Securityholder will be required to deliver to the Transfer Agent (with a copy to the Company) the Notice of Transfer (completed and signed) in the form attached as Annex A hereto and hereby undertakes to do so.

In the event that the undersigned transfers all or any portion of the Company’s Common Stock or Warrants after the date on which the information in this Questionnaire is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned consents to the disclosure of the information contained in this Questionnaire and the inclusion of such information in the Registration Statement, the related prospectus and any state securities or “Blue Sky” applications. The undersigned understands that the information in this Questionnaire will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement or related prospectus.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

Once this Questionnaire is executed by the undersigned beneficial holder and received by the Company, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and shall be governed in all respects by the internal laws of the State of California.

Dated:      , 2005

(Name) [Please print or type]

By:

(Authorized Signature)

Title:

Annex A to
Registration Statement Questionnaire

FORM OF NOTICE OF TRANSFER
PURSUANT TO REGISTRATION STATEMENT

American Stock Transfer & Trust Company
6201 15th Avenue
New York, NY 11219

with a copy to:

Clearant, Inc.
11111 Santa Monica Boulevard
Suite 650
Los Angeles, California 90025
Attention: Andrew Jacobson

Re:	Clearant, Inc. (the “Company”) Common Stock, par value $0.0001 per share (the “Common Stock”)

Ladies and Gentlemen:

Please be advised that      has transferred      shares of the Company’s Common Stock pursuant to the Registration Statement on Form S-1 (File No. 333-     ) filed by the Company.

We hereby certify that the prospectus delivery requirements of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of Common Stock is named as a selling stockholder in the Prospectus dated      , 200     or in amendments or supplements thereto, and that the number of Common Stock transferred are [all] [a portion] of the Common Stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:

(Authorized Signature)

Exhibit C-3

Clearant, Inc.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,

TRUST, FOUNDATION AND JOINT PURCHASERS

If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

Limited Partnership General Partnership Corporation

     Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor): .

(Continue on a separate piece of paper, if necessary.)

     Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries): .

(Continue on a separate piece of paper, if necessary.)

     Other form of organization (indicate form of organization ( ).

(c) Indicate the approximate date the undersigned entity was formed: .

(d) In order for the Company to offer and sell the Shares and Warrants in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

3. An insurance company as defined in Section 2(13) of the Securities Act;

4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

9. An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:
        .

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated: , 2005

Name of investor

Signature and title of authorized officer, partner or trustee

Exhibit D

Clearant, Inc.

FORM OF TRANSFER AGENT INSTRUCTIONS

CLEARANT, INC.

as of November __, 2005

American Stock Transfer & Trust Company
6201 15th Avenue
New York, NY 11219

Attn: Donna Ansbro

Attention:

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of November 7, 2005 (the “Agreement”), by and among Clearant, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”), which are exercisable into shares of Common Stock.

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time):

(i) to issue shares of Common Stock upon transfer or resale of the Shares; and

(ii) to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) sales of the Shares and the Warrant Shares may be made in conformity with Rule 144 under the Securities Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of the notice referred to in (ii above), you shall issue the certificates representing the Shares and the Warrant Shares so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Shares and the Warrant Shares thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation (to be used in connection with any sale) from the Company’s outside legal counsel that a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Commission under the Securities Act is attached hereto as Exhibit II.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

CLEARANT, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:

Name:

Title:

Date:

Exhibit I

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrants)

To: Clearant, Inc.

The undersigned is the Holder of Warrant No. (the “Warrants”) issued by Clearant, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrants.

1. The Warrants are currently exercisable to purchase a total of Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase Warrant Shares pursuant to the Warrants.

3. The holder (i) shall pay the sum of $ to the Company in accordance with the terms of the Warrants, or (ii) hereby elects to utilize the cashless exercise option and convert      percent (     %) of the value of the Warrant pursuant to the provisions of Section 10(b) of the Warrant.

4. Pursuant to this exercise, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrants.

5. Following this exercise, the Warrants shall be exercisable to purchase a total of additional Warrant Shares.

Dated:     ,

Name of Holder:

(Print)

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

1 NOTE: For purposes of this question, shares are considered “beneficially owned” by a person if the person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such shares. “Voting power” is the power to vote or direct the voting of the shares, and “investment power” is the power to dispose of (or direct the disposition of) the shares.

2 Immediate family includes your parents, mother-in-law, father-in-law, spouse, sibling, brother-in-law or sister-in-law, children, son-in-law or daughter-in-law, and any other individual who is supported to a materiel extent by you.

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated November      , 2005 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

CLEARANT, INC.
By:	—
Name:
Title:

Exhibit II

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company
6201 15th Avenue New York, NY 11219
Attn:	Donna Ansbro
Re: Clearant, Inc.

Ladies and Gentlemen:

We are counsel to Clearant, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of November 7, 2005, entered into by and among the Company and the buyers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) and warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Common Stock, including the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Registrable Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on , 2005, the Company filed a Registration Statement on Form S-1 (File No. 333- ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement so long as the Holders certify they have complied with the prospectus delivery requirements of the Securities Act. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the transferees of the Purchasers as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated November     , 2005. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

GREENBERG TRAURIG, LLP

By:

CC:	Purchasers Piper Jaffray & Co.

Exhibit E

Clearant, Inc.

Form of Legal Opinion of Greenberg Traurig, LLP

Based on the foregoing, and subject to the qualifications and assumptions stated herein, we are of the opinion that:

1. Each of the Company and the Subsidiary is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently being conducted.

2. Each of the Company and the Subsidiary is duly qualified to transact business and is in good standing as a foreign corporation in the State of California.

3. The Shares and Warrant Shares to be issued by the Company pursuant to the Agreement have been duly authorized and reserved, when issued and delivered in the manner contemplated by the Agreement and the Warrant, respectively, will be validly issued, fully paid and nonassessable, and free of preemptive rights arising under law or pursuant to the Company’s Certificate of Incorporation.

4. Assuming the Purchaser acquires the Shares and Warrant being sold to it pursuant to the Agreement without notice of an adverse claim thereto, upon (a) the delivery to the Purchaser of such Shares and Warrant, (b) payment by the Purchaser therefor in the manner contemplated by the Agreement, and (c) the acquisition by the Purchaser of control of such Shares and Warrant, the Purchaser will acquire such Shares and Warrant free of any adverse claim. For purposes of this paragraph 5, the terms “delivery,” “control,” “adverse claim” and “notice of an adverse claim” have the respective meanings assigned to them in Sections 8301, 8106, 810 (a)(1) and 8105 of the California Commercial Code in effect on the date hereof.

5. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company.

6. The Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Purchasers) constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, conservatorship, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (irrespective of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto, (B) no opinion is expressed herein with respect to Sections 6.7 and 6.8 of the Agreement and (C) certain remedial provisions of the Agreement are or may be unenforceable in whole or in part under the laws of the State of California, but the inclusion of such provisions does not affect the validity of the Agreement.

7. The execution and delivery by the Company of the Agreement, and the performance by the Company with its obligations thereunder, do not constitute a default under or violate (i) any provisions of the articles of incorporation or by-laws of the Company presently in effect, (ii) any of the terms or provisions of any material document, agreement or other instrument to which the Company is a party or by which it is bound, of which we are aware, (iii) any California, Delaware corporate or United States federal law or regulation (other than federal and state securities or “blue sky” laws, as to which we express no opinion in this paragraph 8), or (iv) any judgment, writ, injunction, decree, order or ruling of any California, Delaware corporate or United States federal court or public or governmental authority binding on the Company, of which we are aware.

8. No consent, approval, waiver, license or authorization or other action by or filing or registration with any California, Delaware corporate or United States federal public or governmental authority is required in connection with the valid execution and delivery by the Company of the Agreement or the consummation by the Company of the transactions contemplated thereby, except for filings, registrations and other actions required pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder; filings by or on behalf of the underwriters with the Corporate Financing Department of the National Association of Securities Dealers, Inc., filings in connection with state securities or “blue sky” laws, in each case as to which we express no opinion in this paragraph 9, and those which already have been obtained by the Company.

9. Except as set forth in the Company’s SEC Reports or as otherwise identified in any Transaction Document, to our knowledge there is no litigation, proceeding or public or governmental investigation pending or threatened in writing against the Company that relates to the transactions contemplated by the Agreement or which, if determined adversely to the Company, would have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries, considered as an entirety.

10. Our opinion has been requested as to the availability of the exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation D thereunder (“Regulation D”), with respect to the sale of the Shares and Warrants pursuant to the Agreement. Based upon and subject to the following assumptions, we are of the opinion that the sale of the Shares and the Warrants by the Company complies with the provisions of Regulation D, and, accordingly, such sale may be effected without registration under the Act in reliance on Regulation D. We are relying on the representation of the Company contained in the Agreement as to no general solicitation and the representations of the Purchasers contained in the Agreement, including without limitation to the effect that the Purchaser (i) is an “accredited investor” within the meaning of Regulation D under the Securities Act, (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the prospective investment, and (iii) is acquiring the Securities for its own account, for investment purposes and without a view to distribution. The Securities are legended to reflect that they have not been registered under the Securities Act or the securities laws of any state and may not be sold or transferred in the absence of such registration or an exemption therefrom under the Securities Act and such state securities laws.